Exhibit 99.1
Nasdaq: MRNS @MarinusPharma Photo Credit: Kelly Crews Photography Ryan (center) Living with CDKL5 deficiency disorder AES Investor Breakfast December 5, 2022

Safe Harbor Statement

To the extent that statements contained in this presentation are not descriptions of historical facts regarding Marinus, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "expect", "anticipate", "estimate", "intend", "believe", and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this presentation include, among others, statements regarding our commercialization plans for ZTALMY® and clinical development plans for ganaxolone and the expected timing thereof; expected dosing in our clinical trials; the clinical development schedule and milestones; our expected timing to begin and complete enrollment in our clinical trials; the expected trial design, target patient population and endpoints for our clinical trials; interpretation of scientific basis for ganaxolone use; timing for availability and release of data; the potential safety and efficacy and therapeutic potential of ganaxolone; timing and expectations regarding the potential benefits ZTALMY will provide for patients and physicians, our expectations regarding the ZTALMY One program; timing and expectations regarding regulatory communications and submissions; expectations regarding our agreement with BARDA; expectations regarding our collaborations; expectations regarding the potential market opportunities for our product candidates, including oral ganaxolone; potential commercial alliances; and our expectations regarding the effect of the COVID-19 pandemic on our business and clinical development plans. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, patient and physician acceptance of ZTALMY, our ability to obtain adequate market access for ZTALMY; our ability to comply with the FDA's requirement for additional post-market studies in the required timeframes; the timing of regulatory filings, including the timing of filing the ganaxolone MAA with the EMA; the potential that regulatory authorities, including the FDA and EMA, may not grant or may delay approval for our product candidates; uncertainties and delays relating to the design, enrollment, completion, and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of the FDA or EMA may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; our ability to obtain and maintain regulatory approval for our product candidates; our ability to obtain, maintain, protect and defend intellectual property for our product candidates; the potential negative impact of third party patents on our or our collaborators' ability to commercialize ganaxolone; delays, interruptions or failures in the manufacture and supply of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to service those markets; our cash and cash equivalents may not be sufficient to support our operating plan for as long as anticipated; our expectations, projections and estimates regarding expenses, future revenue, capital requirements, and the availability of and the need for additional financing; our ability to obtain additional funding to support our commercial and clinical development programs; the potential for our collaborators to breach our collaboration agreements or terminate the agreements in accordance with their respective terms; the effect of the COVID-19 pandemic on our business, the medical community, regulators and the global economy; and the availability or potential availability of alternative products or treatments for conditions targeted by us that could affect the availability or commercial potential of our product candidates. Marinus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to our business in general, see filings we have made with the Securities and Exchange Commission. You may access these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.

MARINUS

©2022 Marinus Pharmaceuticals. All Rights Reserved I 2

Agenda Welcome & Introduction Sasha Damouni Ellis, VP, Corporate Affairs & Investor Relations CDKL5 Deficiency Disorder: Phase 3 Open - Label Extension Alex Aimetti, Ph.D. VP, Scientific Affairs Tuberous Sclerosis Complex: DDI Study Results Ian Miller, M.D., VP, Clinical Development Second Generation Product Development Joseph Hulihan, M.D., Chief Medical Officer ZTALMY Launch Update Christy Shafer, Chief Commercial Officer ZTALMY Early Success Metrics & Key Field Insights Lisa Lejuwaan, VP, Sales ZTALMY Market Access and Patient Services Update Paul Voss, VP, Access & Policy ZTALMY Customer Engagement, Digital & AES footprint Catherine Galica, Sr. Director, Marketing Genetic Epilepsy IV Ganaxolone Commercial Strategy Kristin Rudisill, VP, Acute Care Q&A Scott Braunstein, M.D., Chairman & Chief Executive Officer 3

CDKL5 Deficiency Disorder: Phase 3 Open - Label Extension Alex Aimetti, Ph.D. VP, Scientific Affairs

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I AES 2022 Marinus Abstract Highlights 5 • Dose - dependent pharmacokinetic and pharmacodynamic response following administration of IV ganaxolone in healthy volunteers • More pronounced BIS/ qEEG changes observed following IV bolus suggesting rapid brain penetration and clearance (i.e., rapid onset/offset) providing favorable properties as a potential treatment for SE • No clinically meaningful interactions between a single dose of ganaxolone and cannabidiol at steady state • Combination of ganaxolone and cannabidiol were generally well - tolerated in healthy subjects • Phase 3 TSC study will provide additional data in patients • Safety and efficacy data in patients with a minimum of 1 - year (June 2021 data cut) follow up • Ganaxolone was generally well - tolerated, with safety findings consistent with those previously reported • Data provide supportive evidence for maintenance of ganaxolone effectiveness in CDD

Emerging Data from Marigold OLE*: 2 Year Minimum Follow-up

Marigold Study
CDKL5 Deficiency Disorder

Updated analysis (data cut June 2022) provides a 2-year analysis of safety and effectiveness of ganaxolone in patients with CDD

RANDOMIZED CDD PATIENTS (N=101)

GANAXOLONE (N=50)

PLACEBO (N=51)

13 patients did not enter OLE

GANAXOLONE PATIENTS ENTERING OLE (N=43)

PLACEBO PATIENTS ENTERING OLE (N=45)

PATIENTS ENTERING OLE (N=88)

AT 2 YEARS:
- COMPLETED (N=1)
- ONGOING (N=50)
- DISCONTINUED (N=37)
  - LACK OF EFFICACY (N=13)
  - WITHDRAWAL BY SUBJECT/PARENT (N=11)
  - ADVERSE EVENT (N=10)
  - PHYSICIAN DECISION (N=2)
  - DEATH (N=1)**

DEMOGRAPHIC & BASELINE CHARACTERISTICS	OPEN-LABEL GANAXOLONE (n=88)
Age yr, median (min-max)	5 (2-19)
Gender, n (%)	
Male	18 (20)
Female	70 (80)
Region, n (%)	
U.S.	35 (40)
Outside U.S.	53 (60)
Baseline MMSF per 28 days[a], median (IQR)	50.6 (26.0 – 146.7)
Concomitant ASMs, n (%)	
Valproic acid	32 (36.4)
Clobazam	26 (29.5)
Levetiracetam	23 (26.1)
Vigabatrin	20 (22.7)

MARINUS

*OLE: Open-label extension
**Death occurred in one patient due to sepsis that was assessed as unrelated to study drug

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I 6

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Ganaxolone Showed Sustained Reductions in CDD - associated Seizure Frequency at 2 Years 7 1-3 4-6 7-9 10-12 13-15 16-18 19-21 22-24 0 10 20 30 40 50 60 70 80 90 100 Time Interval in the Open-Label Extension (months) Percent reduction in major motor seizure frequency All Available Data LOCF n=87 All Available Data n=79 n=73 n=67 LOCF n=61 n=54 n=52 n=50 n=87 n=87 n=87 n=87 n=87 n=87 n=87 n=87

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I 1-3 4-6 7-9 10-12 13-15 16-18 19-21 22-24 0 10 20 30 40 50 60 70 80 90 100 Time Interval in the Open-Label Extension (months) Percent reduction in major motor seizure frequency All Available Data LOCF n=87 All Available Data n=79 n=73 n=67 LOCF n=61 n=54 n=52 n=50 n=87 n=87 n=87 n=87 n=87 n=87 n=87 n=87 Ganaxolone Showed Sustained Reductions in CDD - associated Seizure Frequency at 2 Years 8 Median reduction in MMSF in Ganaxolone arm during double - blind (30.7%) LOCF: Last observation carried forward MMSF: Major motor seizure frequency

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Response Rates Suggest Robust Reductions in CDD - associated Seizure Frequency 9 1-3 4-6 7-9 10-12 13-15 16-18 19-21 22-24 0 10 20 30 40 50 60 70 80 90 100 Time Interval in the Open-Label Extension (months) Proportion of Patients Achieving x% Reduction in MMSF (%) ≥ 25% reduction ≥ 50% reduction ≥ 75% reduction n=87 n=79 n=73 n=67 n=61 n=54 n=52 n=50 100% reduction All Available Data MMSF: Major motor seizure frequency

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Open - Label Extension Safety Summary 10 T REATMENT - EMERGENT A DVERSE E VENTS N (%) Vomiting 20 (22.7) Somnolence 19 (21.6) Pyrexia 15 (17.0) Decreased appetite 9 (10.2) Covid - 19 14 (15.9) Upper Respiratory Tract Infection 14 (15.9) Nasopharyngitis 12 (13.6) TEAE’s occurring in >10% of patients S ERIOUS T REATMENT - EMERGENT A DVERSE E VENTS N (%) Any Serious TEAE 28 (31.8) Seizure 6 (6.8) Pneumonia 5 (5.7) Acute Respiratory Failure 3 (3.4) Pneumonia Aspiration 3 (3.4) Dehydration 3 (3.4) • Serious TEAE’s occurring in >3% of patients • One death occurred due to sepsis that was deemed unrelated to study drug • Two deaths were reported post data cut off: one deemed unrelated by the investigator due to SUDEP; the second due to cardiac arrest, was deemed by the investigator to be probably related Uses all available OLE data including > 2 years Data cut off: June 30, 2022

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I ► Ganaxolone was generally well - tolerated in the OLE with safety findings consistent with those observed in the double - blind phase and the known safety profile of ganaxolone ► Patients on ganaxolone at 2 years in the OLE (n=50) showed a median 48.2% reduction in major motor seizure frequency • Imputing missing data ( i.e. LOCF) in the OLE resulted in similar seizure reductions compared to ganaxolone - treated patients in the double - blind phase • Some patients achieved seizure freedom within 3 - month intervals in the OLE ► These open - label data suggest ganaxolone may provide long - term, sustained efficacy for the treatment of seizures associated with CDD Marigold 2 - Year Open - Label Extension Takeaways 11

Tuberous Sclerosis Complex DDI Study & Phase 3 TrustTSC Trial Ian Miller, M.D., VP, Clinical Development 12

©2022 Marinus Pharmaceuticals. All Rights Reserved I TSC Phase 2 Trial Results 13 * -200 -100 -80 -60 -40 -20 0 20 40 60 80 100 Percent reduction in TSC-associated seizure frequency =median 16.6% Secondary and Exploratory Analyses Primary Endpoint Results: 16.6% median reduction in TSC - associated seizures Ganaxolone was generally well - tolerated with somnolence, sedation and fatigue reported as the most common adverse events; in addition, one treatment - related serious adverse event of seizure was reported in the trial * Secondary endpoint Proportion of patients with a ≥50% reduction in TSC - associated seizure frequency Intent to Treat (n=23) +Cannabidiol (n=12) +Everolimus (n=11) 0 5 10 15 20 25 30 35 40 45 50 36.4 25.0 30.4 Percent of patients % % % Subjects with Focal Seizure Types (n=19) 0 10 20 30 25.2 Percent reduction in focal seizure frequency (median) %

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Cannabidiol PK Ganaxolone PK ► Plasma levels of ganaxolone were slightly lower when co - administered with cannabidiol • Ganaxolone C max was 10% lower when co - administered cannabidiol • Ganaxolone AUC 0 - t was 19% lower when co - administered with cannabidiol • Only differences in AUC, not Cmax , were statistically significant ► Plasma levels of cannabidiol were slightly lower when co - administered with ganaxolone • Cannabidiol C max was 10% lower when co - administered ganaxolone • AUC 0 - 12 was similar between cannabidiol alone and cannabidiol co - administered with ganaxolone • There were no statistically significant differences on cannabidiol PK parameters Phase 1 DDI* Results: No Clinically Meaningful GNX - CBD Interaction Observed 14 Study Conclusions • No clinically meaningful interactions between a single dose of ganaxolone and cannabidiol at steady state were observed in th is study • The administration of ganaxolone alone and in combination with cannabidiol was well tolerated in healthy subjects *DDI: drug - drug interaction

©2022 Marinus Pharmaceuticals. All Rights Reserved I Phase 3 Protocol Refinements Informed by Phase 2 15 Phase 3 Slower titration initially, designed to optimize tolerability and improve efficacy 0 7 14 21 28 35 0 20 40 60 80 100 Time (days) Approx. % Max GNX Dose TSC Ph2 Titration TSC Ph3 Titration No (n=6) Yes (n=17) 0 5 10 15 20 25 30 Somnolence-related AE Percent reduction in TSC-associated seizure frequency (median) Phase 2 Patients without somnolence related AEs experienced directionally better seizure reductions Responders had fewer dose adjustments Responders* Non - responders *includes 7 patients with ≥ 45% reduction in TSC - associated seizure frequency 0 7 14 21 28 35 42 49 56 63 70 77 84 0 20 40 60 80 100 Study Day Percent of Maximum Daily GNX Dosing 001001 001002 001004 001005 004002 004003 005003 008002 0 7 14 21 28 35 42 49 56 63 70 77 84 0 20 40 60 80 100 Study Day Percent of Maximum Daily GNX Dosing 008001 007001 006002 006001 005004 005002 005001 004005 004004 002004 002003 002002 002001 001006 001003

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Second Generation Product Development Joseph Hulihan, M.D., Chief Medical Officer

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I ► Reformulation • Goals – Consistent dose - exposure relationship – Ability to individualize dosing – Dose once - or twice - daily – Reduce peak/trough variability • Two candidates selected for clinical assessment ► Prodrug • Goal is to develop oral and IV prodrug formulations – Oral prodrug: improve bioavailability and provide sustained delivery of ganaxolone (slow conversion) – IV prodrug: improve solubility and allow delivery of higher doses (rapid conversion) • A lead candidate has been identified for each of the oral and IV prodrug development programs Approaches to Second Generation Ganaxolone Development 17

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Pharmacokinetic objectives ► Evaluate single - dose PK and compare to the current oral suspension (reference formulation) • Doses of 100 to 900mg • With or without food (high - fat meal) ► Parameters evaluated • Cmax • Tmax • AUC Reformulation Candidate 1: Phase 1 Data (Cohorts 1 and 2) 18 1 5 9 1 3 1 7 2 1 1 A 2 4 0 0 2 0 0 1 0 0 1 0 0 4 0 0 4 0 0 1 B 2 1 0 0 4 0 0 4 0 0 1 0 0 4 0 0 2 0 0 1 C 2 1 0 0 1 0 0 4 0 0 4 0 0 2 0 0 4 0 0 2 D 2 6 0 0 6 0 0 4 0 0 4 0 0 9 0 0 9 0 0 2 E 2 4 0 0 6 0 0 9 0 0 4 0 0 9 0 0 6 0 0 2 F 2 4 0 0 4 0 0 6 0 0 9 0 0 6 0 0 9 0 0 S t u d y D a y S e q u e n c e C o h o r t N

Reformulation Candidate 1: Phase 1 Data (Cohorts 1 and 2)



Reformulation 1 Pharmacokinetics (fed state)
Plasma ganaxolone concentration (ng/mL)
200
180
160
140
120
100
80
60
40
20
0
0
12
24
36
48
Hours
100 mg (N=6)
200 mg (N=6)
400 mg (N=12)
600 mg (N=6)
900 mg (N=6)

MARINUS

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved
I 19

©2022 Marinus Pharmaceuticals. All Rights Reserved I Ganaxolone Second Generation Formulation 20 However, increases in Cmax get progressively smaller as the dose increases AUC increases linearly throughout the range of doses administered These Phase 1 results support testing PK at higher doses, which may allow twice - daily dosing and provide an increase in overall exposure without compromising tolerability 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 1 0 0 2 0 0 3 0 0 4 0 0 5 0 0 6 0 0 7 0 0 8 0 0 9 0 0 1 0 0 0 C m a x ( n g / m L ) D o s e a d m i n i s t e r e d ( m g ) N e w f o r m u l a t i o n R e f e r e n c e f o r m u l a t i o n ( h i s t o r i c a l c o n t r o l ) * *Data on file. Studies 1042 - 0402 and 1042 - 0404, 7 - day multiple ascending dose studies with ganaxolone capsule formulation 37% 18%

©2022 Marinus Pharmaceuticals. All Rights Reserved I Pharmacokinetic objectives ► Evaluate single - dose PK of reformulation 1 and oral suspension in fed state (high - fat meal) at higher doses of 900 and 1200 mg ► Dosage forms tested (all in fed state) • Oral suspension • Sprinkle in water or with yogurt ► Parameters evaluated: C max , T max , AUC ► Cohort 3 results 1Q2023 ► Go / no - go decision points : Decision to proceed → MAD* and PK modeling → LGS full clinical development Reformulation Candidate 1: Phase 1 Study (Cohort 3) 21 1 5 9 1 3 1 7 2 1 3 A 1 6 0 0 9 0 0 1 2 0 0 9 0 0 9 0 0 1 2 0 0 3 B 1 9 0 0 6 0 0 9 0 0 1 2 0 0 9 0 0 1 2 0 0 3 C 1 6 0 0 9 0 0 9 0 0 9 0 0 1 2 0 0 1 2 0 0 3 D 1 6 0 0 9 0 0 1 2 0 0 9 0 0 9 0 0 1 2 0 0 3 E 1 9 0 0 6 0 0 9 0 0 1 2 0 0 9 0 0 1 2 0 0 3 F 1 6 0 0 9 0 0 9 0 0 9 0 0 1 2 0 0 1 2 0 0 C o h o r t N S e q u e n c e S t u d y D a y *MAD: multiple - ascending dose

©2022 Marinus Pharmaceuticals. All Rights Reserved I Two prodrug candidates identified: ► Compound 1 • Slow conversion • > 24 - hour exposure • Converted by human and dog microsomes (human 3x faster than dog) ► Compound 2 • Rapid conversion • Converted by human and dog microsomes • In vivo animal studies planned ► Identification of additional prodrug candidates is ongoing Approach to Prodrug Development 22 Goal: Develop prodrug that converts cleanly to ganaxolone for IV and oral administration Nominate compound for development Suitable drug - like properties In vivo – appropriate preclinical species Liver microsomes – preclinical Human liver microsomes / human plasma Stability in SGF/SIF >10 - fold improvement in solubility Analog synthesis

Not for promotional use ZTALMY ® (ganaxolone) oral suspension CV Launch Update Christy Shafer, Chief Commercial Officer

Progress Indicators Following July 28 Commercial Launch

Ztalmy (ganaxolone) CV

Signs of Early Demand in Q3
(first 9 weeks of launch)

- More than **50 prescription enrollment forms** received for patients with CDD
- Over **30 new commercial patient** enrollments
- Demand coming from **over 40 unique accounts**

Payer Access Momentum

- Positive coverage criteria from **57% of U.S. commercial payer plans** extended coverage to label as of Nov. 1
- Payers **reimbursed ~40% of CDD prescriptions** as of Q3
- **Early published coverage criteria** matching FDA-approved ZTALMY label
- Supported by **increasing usage of ICD-10 code**

Patient & HCP Education

- Marigold data published in ***The Lancet Neurology***
- First international **CDKL5 guidelines** published in ***Frontiers in Neurology***
- **16 sales reps** targeting **265 key hospitals** and centers, including 8 CDD Centers of Excellence and 40 National Epilepsy Centers
- Continued **engagement** with key CDD **advocacy groups** and research organizations

MARINUS

Not for promotional use

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved
24

Not for promotional use ZTALMY Early Success Metrics & Key Field Insights Lisa Lejuwaan, VP, Sales

ZTALMY Early Success Metrics & Key Field Insights

Ztalmy® CV (ganaxolone)

- Through Oct, the Field Sales team continue to deliver on expectations
  - All territories have contributed at least one enrollment
- Key Field Insights
  - Virtual interactions are commonly accepted
  - Caregivers play a key role in decision to start new medications
  - HCPs are used to treating "syndromes" not specific genetic mutations; while KOLs at COEs routinely genetic test
  - Key account community physicians can quickly adopt new therapies and are often supported by PharmD engagements
  - COE "cycles of treatment" require longer lead times to start new therapies

Targeted & Scalable Commercial Structure

Sales Lead, 2 Area Directors, 16 Field Representatives

Market Access Team, 2 Area Directors, 1 Director Government Access, Channel Strategy & Operations

Rare disease epilepsy experience open doors, contacts, rare disease skillsets.



CDD Centers of Excellence (8)
- Included for in A & B accounts
- Sponsored by International Foundation for CDKL5
- Coordinated multi-specialty effort to address entirety of burden of disease

CDD 'A' Accounts (40)
- National Association of Epilepsy Centers
- Largest # of patient claims
- Early adopters
- High influence

CDD 'B' Accounts (47)
- Large # of patient claims
- Delayed adoption
- High influence

CDD 'C' Accounts (178)
- Medium # of patient claims
- Adoption of new therapies
- Require targeted commercial effort

MARINUS

[1]Symonds JD 2019 Brain
*Estimated based on Symonds JD 2019 Brain

Not for promotional use

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved | 26

Not for promotional use ZTALMY Market Access Patient Services Update Paul Voss, VP, Access & Policy

ZTALMY Market Access & Patient Services Update

As of December 1, 2022 (since July 28 launch)

Commercial + PBM

57% of commercial lives with confirmed coverage

20 plans = ~73M Lives

Government – Medicaid (FFS & Managed)

~70% of Medicaid lives with access confirmed



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
DC
AK
HI
Very Limited Access 7.4M
Limited Access/Unknown 12.5M
Access Confirmed 48.3 M

Key Metrics + Patient Services

- Payer mix for dispensed patients (primary coverage):
  - Commercial 60%, Medicaid FFS 20%, Managed Medicaid 16%, Part D 4%
- Physician and Patient engagement impacting time to fill
  - 83% Prior Auth. Only, 17% Prior Auth + Appeal
- Patient Services programs in place to support Access and patient out-of-pocket need – *designated SP supporting*

Q1 2023 Focus

- Priority Government & Commercial Payer / PBM account engagement is ongoing (Includes both in person and virtual engagement)
  - Marinus Payer team is expecting shifting its Access focus to those critical downstream Regional Payer Accounts

MARINUS

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved

28

Not for promotional use ZTALMY Customer Engagement, Digital & AES Footprint Catherine Galica, Sr. Director, Marketing Genetic Epilepsy

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Exhibitor Booth Product Theater Key Opinion Leader Engagement Peer to Peer Programs Q4 2022 ZTALMY Live Engagements 30 Presenter: Steven Wol f, MD Director of Ped. Epilepsy at Boston Children’s Health Physicians of NY & CT 20+ KOL engagements with Marinus Commercial Leadership ZTALMY Speaker Programs Launched starting Q4 2022 Not for promotional use

ZTALMY Website Performance Summary

CG WEBSITE

Site Engagement (Aug-Oct 2022)

Engaged Sessions: sessions that lasted longer than 10 seconds, or had a conversion event, or had 2+ page views



Sessions
Engagement rate
10K
8K
6K
4K
2K
0
50%
40%
30%
20%
10%
0%
Sessions
Engagement rate
32.8%
38.4%
44.1%
4.8K
6.8K
8.4K
August
September
October



"A good day seems full of possibility"
A first for CDKLS deficiency disorder

October 2022 Highlights – ZTALMY.com

ZTALMY.com had 8K+ sessions (+24% increase from Sep). Engagement rate increased from 38% to 44%. **173 High Value Actions** were observed: **34 FAQ interactions**, **73 MOA interactions**, **22 Doctor Discussion Guide Downloads**, **43 Prescribing Resource Downloads**

HCP WEBSITE

Website Performance (Aug-Oct 2022)

Engaged Sessions: sessions that lasted longer than 10 seconds, or had a conversion event, or had 2+ page views



Sessions
Engagement rate
6K
4K
2K
0
50%
40%
30%
20%
10%
0%
Sessions
Engagement rate
40.7%
48.8%
49.0%
4.2K
4.4K
5.2K
August
September
October



IMAGINE MORE DAYS WITH FEWER SEIZURES
A first for CDKLS deficiency disorder
Explore the efficacy of ZTALMY

October 2022 Highlights – ZTALMYhcp.com

ZTALMYhcp.com had 5.2K+ sessions (+19% increase from Sep). Engagement rate increased remained steady. **502 High Value Actions were observed**: **77 PI Downloads**, **302 MOA interactions**, **21 Dosing Calculator Interactions**, **102 Prescribing Resource Downloads**

*Known staging traffic and actions excluded. Numbers may look different from GA4 reporting.
GA4 Engaged Sessions = number of sessions that last at least 10 seconds, or have 1 or more conversion events, or view at least two pages
Engagement Rate = Engaged sessions / Sessions
Average engagement time per session = Average time per session that the webpage is in focus*

MARINUS

Not for promotional use

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved
| 31

Building Commercial Infrastructure for Future IV Launches Kristin Rudisill, VP, Acute Care

Preparing for Commercial Readiness: Refractory Status Epilepticus (RSE)


raise
Status Epilepticus
Established Status Epilepticus (ESE)
Refractory Status Epilepticus (RSE)
(Medically induced Coma)
Super Refractory Status Epilepticus (SRSE)
1st Line
2nd Line
3rd Line
Benzodiazepine Administered
150,000 Pts/Year[1]
75,000 Pts/Year[2]
IV AEDs (antiepileptic drugs)
35,000 Pts/Year[3]
IV Anesthetics
10,000 Pts/Year[3]

Understanding the Opportunity	Educating the Market	Planned Infrastructure

• Mapping **patient journey** through emergency medical to ER and post discharge
• Identifying the need for **real-world evidence generation** following RAISE to support the opportunity
	• Increased awareness on **RSE Burden**
	• **Broadening stakeholder engagement**
	  • Clinical Pharmacists
	  • Neuro-intensivists and ICU Director
	  • Revenue Cycle Manager
		• **75-100 field force** representatives
		• **1500-2000 target accounts** across major tertiary and academic medical centers

MARINUS

1. DeLorenzo RJ Pellock JM Towne AR Boggs JG. *Epidemiology of status epilepticus.* J Clin Neurophysiol. 1995; 12: 316-325
2. Kapur et al. *Randomized Trial of Three Anticonvulsant Medications for Status Epilepticus N Engl J Med 2019;381:2103-13.*
3. Rossetti and Lowenstein. Management of refractory status epilepticus in adults Lancet Neurol. 2011 Oct; 10(10): 922–930

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I 33

©2022 Marinus Pharmaceuticals, Inc. All Rights Reserved I Key Considerations to Support Commercial Readiness for IV Franchise 34 Defining the Value Proposition Clinical Differentiation Economic Benefits Total Value Proposition Pricing Considerations ► Conducting ongoing pricing research to support our total value & alignment • Assess cost burden before and after hospital admission ► Cost avoidance from consequences related to initiating IV anesthetics/mechanical ventilation • Subsequent reductions in healthcare utilization: LOS, ICU bed/staffing, supportive care

Q&A